EX-10.a




                           COAL SUPPLY AGREEMENT
                                  BETWEEN
                         INTERSTATE POWER COMPANY
                                    AND
                          POWDERHORN COAL COMPANY



                        (A Confidential Agreement)



                                  FORM SE

                          FILED ON MARCH 22, 1995